                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  December 26, 2003

                                  INDYMAC MBS, INC.
           as Depositor, IndyMac Bank, F.S.B. as Seller and as Master Servicer,
              and Deutsche Bank National Trust Company, as trustee
              under the Pooling and Servicing Agreement, dated as of
           September 1, 2003, providing for the issuance of IndyMac MBS, Inc.
           Residential Asset-Securitization Trust Series 2003-A12 Mortgage
           Pass-Through Certificates Series 2003-L.

                   RESIDENTIAL ASSET SECURITIZATION TRUST 2003-A12
                 (Exact name of Registrant as specified in its Charter)

                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-102888-10                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     December 26, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in it individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of September 1, 2003.

          Date:  Jan 02, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of December 26, 2003.

	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	December 26, 2003 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
			13.	Other Related Information				22
			14.	Additional Certificate Report				23

				Total Number of Pages				23

			CONTACTS

				Administrator: James Noriega
				Direct Phone Number: (714)247-6281
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IndyMac Bank					Cut-Off Date: September 1, 2003
	Certificate Insurer(s):							Closing Date: September 26, 2003
								First Payment Date: October 27, 2003
	Servicer(s):		IndyMac Bank Master Servicer

								Distribution Date: December 26, 2003
	Underwriter(s):		UBS Securities Underwriter					Record Date: November 28, 2003
			Morgan Stanley Underwriter

						Page 1 of 23					© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates
	Series 2003-A12
	Certificate Payment Report for December 26, 2003 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	SEQ,AS	2,000,000.00			1,974,190.83	8,225.80	17,776.40	26,002.20	-	-	1,956,414.43
A-2	SEQ,AS	165,333,000.00			163,199,446.67	645,997.81	1,469,512.47	2,115,510.28	-	-	161,729,934.20
A-3	IO,NTL	-			-	33,999.88	-	33,999.88	-	-	-
PO	PO,RSTP	4,866,329.00			4,831,115.95	-	21,399.58	21,399.58	-	-	4,809,716.37
A-X	IO,CSTR,NTL	-			-	30,081.53	-	30,081.53	-	-	-
A-R	R,AS	100.00			-	0.00	-	0.00	-	-	-
B-1	SUB,NAS	1,750,000.00			1,737,922.62	7,241.34	6,656.43	13,897.77	-	-	1,731,266.19
B-2	SUB,NAS	263,000.00			261,184.95	1,088.27	1,000.37	2,088.64	-	-	260,184.58
B-3	SUB,NAS	350,000.00			347,584.53	1,448.27	1,331.29	2,779.56	-	-	346,253.24
B-4	SUB,NAS	175,000.00			173,792.26	724.13	665.64	1,389.77	-	-	173,126.62
B-5	SUB,NAS	87,500.00			86,896.13	362.07	332.82	694.89	-	-	86,563.31
B-6	SUB,NAS	175,070.00			173,861.79	724.42	665.93	1,390.35	-	-	173,195.86
P	SUB	100.00			100.00	-	-	-	-	-	100.00

Total		175,000,099.00			172,786,095.73	729,893.52	1,519,340.93	2,249,234.45	-	-	171,266,754.80
Interest payments to Class PO represent payments of the Class PO Deferred Amount

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1				F-30/360	45660NVM4	2,000,000.00	987.095415	4.112900	8.888200	13.001100	978.207215
A-2				F-30/360	45660NVN2	165,333,000.00	987.095418	3.907253	8.888198	12.795451	978.207219
A-3				F-30/360	45660NVP7	8,266,650.00	987.095418	4.112897	-	4.112897	978.207219
PO				-	45660NVQ5	4,866,329.00	992.763940	-	4.397479	4.397479	988.366461
A-X				A-30/360	45660NVR3	92,090,325.00	992.598944	0.326652	-	0.326652	979.855362
A-R				F-30/360	45660NVS1	100.00	-	0.007000	-	0.007000	-
B-1				F-30/360	45660NVT9	1,750,000.00	993.098642	4.137909	3.803675	7.941584	989.294967
B-2				F-30/360	45660NVU6	263,000.00	993.098654	4.137909	3.803675	7.941584	989.294978
B-3				F-30/360	45660NVV4	350,000.00	993.098648	4.137914	3.803675	7.941590	989.294972
B-4				F-30/360	45660NVW2	175,000.00	993.098648	4.137886	3.803675	7.941561	989.294973
B-5				F-30/360	45660NVX0	87,500.00	993.098648	4.137943	3.803675	7.941618	989.294973
B-6				F-30/360	45660NVY8	175,070.00	993.098718	4.137888	3.803790	7.941678	989.294928
P				-		100.00	1,000.000000	-	-	-	1,000.000000

							Page 2 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates
	Series 2003-A12
	Certificate Payment Report for December 26, 2003 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	2,000,000.00		24,841.68		22,670.05	20,915.52	43,585.57	68,427.25	-	-	1,956,414.43
A-2	165,333,000.00		1,950,895.76		1,874,053.71	1,729,012.09	3,603,065.80	5,553,961.56	-	-	161,729,934.20
A-3	-		102,678.72		-	-	-	102,678.72	-	-	-
PO	4,866,329.00		-		5,735.18	50,877.45	56,612.63	56,612.63	-	-	4,809,716.37
A-X	-		91,558.17		-	-	-	91,558.17	-	-	-
A-R	100.00		0.42		45.48	54.52	100.00	100.42	-	-	-
B-1	1,750,000.00		21,798.40		9,625.33	9,108.48	18,733.81	40,532.21	-	-	1,731,266.19
B-2	263,000.00		3,275.99		1,446.55	1,368.88	2,815.42	6,091.41	-	-	260,184.58
B-3	350,000.00		4,359.68		1,925.07	1,821.70	3,746.76	8,106.44	-	-	346,253.24
B-4	175,000.00		2,179.84		962.53	910.85	1,873.38	4,053.22	-	-	173,126.62
B-5	87,500.00		1,089.92		481.27	455.42	936.69	2,026.61	-	-	86,563.31
B-6	175,070.00		2,180.71		962.92	911.22	1,874.14	4,054.85	-	-	173,195.86
P	100.00		-		-	-	-	-	-	-	100.00

Total	175,000,099.00		2,204,859.29		1,917,908.09	1,815,436.12	3,733,344.21	5,938,203.50	-	-	171,266,754.80

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	5.00000%	1,974,190.83			8,225.80	-	-	-	8,225.80	8,225.80	-
A-2	4.75000%	163,199,446.67			645,997.81	-	-	-	645,997.81	645,997.81	-
A-3	5.00000%	8,159,972.33			33,999.88	-	-	-	33,999.88	33,999.88	-
PO		4,831,115.95			-	-	-	-	-	-	-
A-X	0.39491%	91,408,759.38			30,081.53	-	-	-	30,081.53	30,081.53	-
A-R	5.00000%	-			-	-	-	-	-	0.00	-
B-1	5.00000%	1,737,922.62			7,241.34	-	-	-	7,241.34	7,241.34	-
B-2	5.00000%	261,184.95			1,088.27	-	-	-	1,088.27	1,088.27	-
B-3	5.00000%	347,584.53			1,448.27	-	-	-	1,448.27	1,448.27	-
B-4	5.00000%	173,792.26			724.13	-	-	-	724.13	724.13	-
B-5	5.00000%	86,896.13			362.07	-	-	-	362.07	362.07	-
B-6	5.00000%	173,861.79			724.42	-	-	-	724.42	724.42	-
P		100.00			-	-	-	-	-	-	-

Total		272,354,827.45			729,893.52	-	-	-	729,893.52	729,893.52	-

							Page 3 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Collection Account Report for December 26, 2003 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							1,519,340.91
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL PRINCIPAL							1,519,340.91

	Interest Collections							773,227.38
	Interest Withdrawals							(43,333.84)
	Interest Other Accounts							0.00
	TOTAL INTEREST							729,893.54

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							2,249,234.45

	Interest Payable to Bondholders							729,893.54

	Principal Payment Amount Payable to Bondholders							1,519,340.91

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							661,958.07
	Curtailments							100,302.87
	Prepayments in Full							757,079.97
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	LESS: Delinquent Principal							(2,220.12)
	LESS: Realized Losses							0.00
	PLUS: Recoveries							0.00
	PLUS: Substitution Shortfall Principal							0.00
	PLUS: Principal Loan Adjustments							0.00
	PLUS: Principal Advanced							2,220.12
	TOTAL PRINCIPAL							1,519,340.91

				Page 4 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Collection Account Report for December 26, 2003 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL

	Pre-Funding Release Amount							0.00
	TOTAL PRINCIPAL OTHER ACCOUNTS							0.00

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							773,349.07
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Interest							0.00
	Other Additional Interest							0.00
	LESS: Prepayment Interest Shortfalls							0.00
	LESS: Delinquent Interest							(2,433.70)
	LESS: Interest Realized Losses							0.00
	PLUS: Compensating Interest							0.00
	LESS: Civil Relief Act Shorfalls							0.00
	PLUS: Substiution Shortfall Interest							0.00
	PLUS: Interest Loan Adjustments							0.00
	LESS: Excess, Special Hazard, Fraud, & Bankruptcy Interest Losses							0.00
	Interest Advanced							2,312.01
	TOTAL INTEREST							773,227.38

				Page 5 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Collection Account Report for December 26, 2003 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL

	Prepayment Penalties							0.00
	Capitalized Interest							0.00
	TOTAL INTEREST OTHER ACCOUNTS							0.00

INTEREST - FEES								TOTAL

	Current Servicing Fees							41,174.02
	Trustee Fees							2,159.82
	TOTAL INTEREST FEES							43,333.84

				Page 6 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Credit Enhancement Report for December 26, 2003 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 7 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Collateral Report for December 26, 2003 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							398
	Prior							395
	Prefunding							53
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(2)
	Repurchases							-
	Liquidations							-
	Current							446

	Principal Balance:
	Original							152,173,984.73
	Prior							149,961,855.54
	Prefunding							22,824,141.18
	Scheduled Principal							(661,958.07)
	Partial and Full Voluntary Prepayments							(857,382.84)
	Repurchases							-
	Liquidations							-
	Current							171,266,655.81

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Collateral Report for December 26, 2003 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							5.376073%
	Weighted Average Coupon Prior							5.371181%
	Weighted Average Coupon Current							5.370915%
	Weighted Average Months to Maturity Original							174
	Weighted Average Months to Maturity Prior							173
	Weighted Average Months to Maturity Current							173
	Weighted Avg Remaining Amortization Term Original							174
	Weighted Avg Remaining Amortization Term Prior							173
	Weighted Avg Remaining Amortization Term Current							172
	Weighted Average Seasoning Original							5.57
	Weighted Average Seasoning Prior							6.59
	Weighted Average Seasoning Current							7.19

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Collateral Report for December 26, 2003 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							0.000%
	Weighted Average Margin Prior							0.000%
	Weighted Average Margin Current							0.000%
	Weighted Average Max Rate Original							0.000%
	Weighted Average Max Rate Prior							0.000%
	Weighted Average Max Rate Current							0.000%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							0.000%
	Weighted Average Cap Up Prior							0.000%
	Weighted Average Cap Up Current							0.000%
	Weighted Average Cap Down Original							0.000%
	Weighted Average Cap Down Prior							0.000%
	Weighted Average Cap Down Current							0.000%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							41,174.02
	Delinquent Servicing Fees							121.68
	TOTAL SERVICING FEES							41,295.70

	Total Servicing Fees							41,295.70
	Compensating Interest							0.00
	Delinquent Servicing Fees							(121.68)
	COLLECTED SERVICING FEES							41,174.02

	Total Advanced Principal For Current Payment Date							2,220.12
	Total Advanced Interest For Current Payment Date							2,312.01
	TOTAL ADVANCES FOR CURRENT PERIOD							4,532.13

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Prepayment Interest Shortfall (PPIS)							0.00
	Compensating Interest							0.00
	Net Prepayment Interest Shortfall (Net PPIS)							0.00

	Weighted Average Net Mortgage Rate							5.069116%

				Page 10 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Delinquency Report for December 26, 2003 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance		-	581,867.23	-	-	581,867.23
		% Balance		0.00%	0.34%	0.00%	0.00%	0.34%
		# Loans		-	1	-	-	1
		% # Loans		0.00%	0.22%	0.00%	0.00%	0.22%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	581,867.23	-	-	581,867.23
		% Balance		0.00%	0.34%	0.00%	0.00%	0.34%
		# Loans		-	1	-	-	1
		% # Loans		0.00%	0.22%	0.00%	0.00%	0.22%
Note: <1 Payment = 1-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	REO Report for December 26, 2003 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Group; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Prepayment Report for December 26, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							2
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							2

	Paid in Full Balance							757,079.97
	Repurchased Loans Balance							-
	Curtailments Amount							100,302.87
	Total Prepayment Amount							857,382.84

	Cumulative
	Number of Paid in Full Loans							4
	Number of Repurchased Loans							1
	Total Number of Loans Prepaid in Full							5

	Paid in Full Balance							1,697,348.24
	Repurchased Loans Balance							51,500.00
	Curtailments Amount							167,185.74
	Total Prepayment Amount							1,916,033.98

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Prepayment Report for December 26, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							0.50%
	3 Months Avg SMM							0.40%
	12 Months Avg SMM
	Avg SMM Since Cut-off							0.40%

	CPR							5.82%
	3 Months Avg CPR							4.69%
	12 Months Avg CPR
	Avg CPR Since Cut-off							4.69%

	PSA							404.50%
	3 Months Avg PSA Approximation							363.71%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							363.71%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Prepayment Report for December 26, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 23				© COPYRIGHT 2003 Deutsche Bank

	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Prepayment Detail Report for December 26, 2003 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 2						Loan Group 1 = Group
Total Original Principal Balance = 792,000.00
Total Prepayment Amount = 757,079.97

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

1361538 1			432,000.00	399,433.01	Nov-21-03	5.875%	NY - 70.70%	Paid Off - 180	Dec-27-01
2698965 1			360,000.00	357,646.96	Dec-12-03	6.625%	NY - 80.00%	Paid Off - 180	Aug-06-03

					Page 16 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Realized Loss Report for December 26, 2003 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

	Current Realized Losses							0.00
	Supplemental Losses (Recoveries)							0.00
	Current Net Realized Losses (Recoveries)							0.00

	Prior Cumulative Realized Loss							0.00
	Current Net Realized Loss (Recoveries)							0.00
	Current Cumulative Realized Loss							0.00

	Current Special Hazard Loss Coverage Amount							3,650,663.57
	Current Fraud Loss Coverage Amount							1,750,000.00
	Current Bankruptcy Loss Coverage Amount							100,000.00

	Class B-1 Write Down Amount							0.00
	Class B-2 Write Down Amount							0.00
	Class B-3 Write Down Amount							0.00
	Class B-4 Write Down Amount							0.00
	Class B-5 Write Down Amount							0.00
	Class B-6 Write Down Amount							0.00

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Realized Loss Report for December 26, 2003 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Realized Loss Report for December 26, 2003 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 23				© COPYRIGHT 2003 Deutsche Bank

	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Realized Loss Detail Report for December 26, 2003 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 0						Loan Group 1 = Group
Total Original Principal Balance = 0.00
Total Prior Principal Balance = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Original	Prior		Current	State &
&		Loan	Principal	Principal	Realized	Note	LTV at	Original	Origination
Loan Group		Status	Balance	Balance	Loss/(Gain)	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

					Page 20 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Triggers, Adj. Rate Cert. and Miscellaneous Report for December 26, 2003 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has the Optional Termination Date been reached?							No

	Have the Sr. Prepay Step Down Cond been satisfied?							No

	Has the Sr. Credit Supp. Depletion Date been reached?							No

	Has the Spec. Haz. Coverage Term Date been reached?							No

	Has the Fraud LossCoverage Term. Date been reached?							No

	Has the Bank LossCoverage Term. Date been reached?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

	Current Senior Percentage							98.344054%
	Next Senior Percentage							98.335552%
	Current Subordinate Percentage							1.655946%
	Next Subordinate Percentage							1.664448%
	Current Senior Prepayment Percentage							100.000000%
	Next Projected Senior Prepayment Percentage							100.000000%
	Current Subordinated Prepayment Percentage							0.000000%
	Next Projected Subordinated Prepayment Percentage							0.000000%

	Next Projected Pass-Through Rate for Class A-2							4.750000%
	Next Projected Pass-Through Rate for Class A-X							0.390756%
	Next Projected Pass-Through Rate for all other classes							5.000000%

				Page 21 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Other Related Information for December 26, 2003 Distribution

	Other Related Information

ADDITIONAL INFORMATION								TOTAL

	Scheduled Principal
	1 Month Prior							661,958.07
	2 Months Prior							575,920.01
	3 Months Prior							577,558.04
	4 Months Prior							0.00
	5 Months Prior							0.00
	6 Months Prior							0.00
	7 Months Prior							0.00
	8 Months Prior							0.00
	9 Months Prior							0.00
	10 Months Prior							0.00
	11 Months Prior							0.00
	12 Months Prior							0.00

	Scheduled Principal on 60+ Day Delinquent Loans
	1 Month Prior							0.00
	2 Months Prior							0.00
	3 Months Prior							0.00
	4 Months Prior							0.00
	5 Months Prior							0.00
	6 Months Prior							0.00
	7 Months Prior							0.00
	8 Months Prior							0.00
	9 Months Prior							0.00
	10 Months Prior							0.00
	11 Months Prior							0.00
	12 Months Prior							0.00

				Page 22 of 23				© COPYRIGHT 2003 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2003-A12
	Mortgage Pass-Through Certificates

	Additional Certificate Report for December 26, 2003 Distribution

	Additional Certificate Report

	CLASS				Net PPIS & Relief Act Shortfall Allocation	Unpaid Interest Amount Due	Unpaid Interest Paid	Remaining Unpaid Interest Amount

	A-1				0.00	0.00	0.00	0.00
	A-2				0.00	0.00	0.00	0.00
	A-3				0.00	0.00	0.00	0.00
	PO				0.00	0.00	0.00	0.00
	A-X				0.00	0.00	0.00	0.00
	A-R				0.00	0.00	0.00	0.00
	B-1				0.00	0.00	0.00	0.00
	B-2				0.00	0.00	0.00	0.00
	B-3				0.00	0.00	0.00	0.00
	B-4				0.00	0.00	0.00	0.00
	B-5				0.00	0.00	0.00	0.00
	B-6				0.00	0.00	0.00	0.00

				Page 23 of 23				© COPYRIGHT 2003 Deutsche Bank